SUPPLEMENT DATED MARCH 15, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2022, AS AMENDED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

Morningstar Global Income Fund

Morningstar Total Return Bond Fund

Morningstar Municipal Bond Fund

Morningstar Defensive Bond Fund

Morningstar Multisector Bond Fund

Morningstar Global Opportunistic Equity Fund

Morningstar Alternatives Fund

(each a “Fund”, collectively the “Funds”)

This supplement provides additional information to the Funds’ Statement of Additional Information (“SAI”) dated August 31, 2022, as amended to date, and should be read in conjunction with such SAI.

Trustee Change to the Funds

I.

On March 14, 2023, Jennifer Choi was elected as trustee to the Board of Trustees of the Trust, and she will begin serving as trustee on April 1, 2023. As a result, the following is added to the “Trustees and Executive Officers – Independent Trustees of the Trust” table in the SAI.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Jennifer Choi (1968)	Trustee	Since April 2023	Professorial Lecturer in Law at George Washington University School of Law since 2022; Senior Policy Adviser at Ropes & Gray LLP from 2022 to March 2023; Chief Counsel of the Investment Company Institute from 2017 to 2022; Adjunct Professor of Law at American University’s Washington College of Law from 2006 to 2019	9	None

II.	Additionally, the following is added to the “Trustees and Executive Officers – Trustees’ Qualifications and Experience” section of the SAI.

Ms. Choi has served as a trustee of the Trust since April 2023. The board believes that Ms. Choi’s securities and public policy experience, including her previous experience as a Senior Policy Adviser for Ropes & Gray LLP, advising on a wide variety of regulatory, governance, and market matters, and her previous experience heading the global policy work for the Investment Company Institute, benefits the Funds.

III.	Further, the following is added to the “Trustees and Executive Officers –Compensation” section of the SAI.

As of the date of this SAI, Ms. Choi has no business relationship with the Funds’ investment adviser or sub-advisers on a direct basis. However, Ms. Choi’s husband is a partner at a law firm that represents certain sub-advisers to the Funds either currently or over the past two years. As a result of these representations, an indirect relationship in the provision of legal services to certain sub-advisers may be imputed to Ms. Choi through her husband and through his law firm. The information related to these engagements rests within the particular knowledge of Ms. Choi’s husband’s law firm, which is not affiliated with the Funds. In response to a request by the Funds, the law firm voluntarily provided the following information and declined to provide additional information citing, among other reasons, such law firm’s duties of confidentiality under the rules of professional conduct applicable to lawyers and its internal firm policies. The amount of these services provided by the law firm to certain sub-advisers (or their affiliates) was in excess of $120,000 in the two most recently completed calendar years. However, none of these engagements are material to Ms. Choi’s husband’s law firm on an individual basis, in light of, among other considerations, the overall revenues of such law firm and the scope of such law firm’s client base.

Portfolio Manager Change to the Morningstar International Equity Fund

As of April 1, 2023, Malik Asif will no longer serve as portfolio manager to the portion of the Morningstar International Equity Fund subadvised by T. Rowe Price Associates, Inc. To reflect this change, all references to Mr. Asif as a portfolio manager of the Morningstar International Equity Fund are removed from the SAI.

Sub-Subadviser Change to the Morningstar International Equity Fund

As of April 1, 2023, the Investment Sub-Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. in relation to the Fund will be terminated. To reflect this change, all references to T. Rowe Price International Ltd. are removed from the SAI.

Please retain this supplement for future reference.